Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northern Technologies International Corporation (the “Company”) on Form 10-QSB for the period ending November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip M. Lynch, Chairman of the Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Chairman of the Board of Directors & Chief Executive Officer (principal executive officer)

Philip M. Lynch

Lino Lakes, Minnesota
January 14, 2005